                                                                    EXHIBIT 4.10


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                              SECOND AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


                                     among


                                NGC CORPORATION,
                                as the Borrower,


                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO,
                         as the Agent for the Lenders,


                                      and


                            THE CHASE MANHATTAN BANK
                                      and
                          NATIONSBANK OF TEXAS, N.A.,
                 Individually and as Co-Agents for the Lenders,

                                      and

                           THE LENDERS PARTY THERETO


                         Dated as of February 20, 1998



--------------------------------------------------------------------------------

           SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 20, 1998, is among NGC Corporation, a Delaware corporation, as Borrower (the "Borrower"), the Lenders parties thereto, The First National Bank of Chicago, as Agent, and The Chase Manhattan Bank and NationsBank of Texas, N.A., as Co-Agents (the "Co-Agents"). Capitalized terms used herein, unless otherwise defined, have the meanings assigned to them in the Credit Agreement. The parties hereto agree as follows:


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Borrower, the Lenders, the Issuers, the Agent and the Co-Agents have heretofore entered into a certain Amended and Restated Credit Agreement, dated as of June 27, 1997 as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of November 24, 1997 (herein, as so amended, called the "Credit Agreement"); and

     WHEREAS, the Borrower, the Lenders, the Issuers, the Agent and the Co-Agents now intend to amend the Credit Agreement in certain respects as hereinafter provided;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Lenders, the Issuers, the Agent and the Co-Agents hereby agree as follows:

     SECTION 1.  Amendment of Credit Agreement

A.   Amendment of Section 1.1.

     (i) The term "Additional Guaranty", its definition and all references to such term are hereby deleted in their entirety.

     (ii) The term "Guarantor", its definition and all references to such term are hereby deleted in their entirety.

     (iii) The term "Guarantor Discontinuance Test", its definition and all references to such term are hereby deleted in their entirety.

     (iv) The term "Subsidiary Guaranty", its definition and all references to such term are hereby deleted in their entirety.
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B.   Amendment of Section 6.1.3. Section 6.1.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          [INTENTIONALLY OMITTED]

C. Amendment of Section 7.10. Section 7.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          [INTENTIONALLY OMITTED]

D. Amendment of Section 7.11. Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          [INTENTIONALLY OMITTED]

E. Amendment of Section 8.2 (v). Section 8.2 (v) is hereby amended and restated in its entirety to read as follows:

          [INTENTIONALLY OMITTED]

F. Amendment of Section 12.2.2. Section 12.2.2 is hereby amended by deleting the words "any Guarantor of any such Loan or Letter of Credit or releases" appearing in the penultimate line of Section 12.2.2.

G.    Amendment of Exhibit "J-1".       Exhibit "J-1" to the Credit Agreement
and all references to Exhibit "J-1" in the Credit Agreement are hereby deleted in their entirety.

      SECTION 2. The Borrower, the Administrative Agent and the Lenders each acknowledge and agree that each of Natural Gas Clearinghouse's, NGC Oil Trading and Transportation, Inc.'s, NGC Futures, Inc.'s, Electric Clearinghouse, Inc.'s, Kansas Gas Supply Corporation's, NGC Great Britain, Ltd.'s, NGC Canada Inc.'s, Warren Energy Resources, Limited Partnership's, Warren Gas Liquids, Inc.'s, Warren Gas Marketing, Inc.'s, Warren Intrastate Gas Supply, Inc.'s, Warren NGL, Inc.'s, Warren NGL Pipeline Company's, Warren Petroleum Company, Limited Partnership's, WPC LP, Inc.'s, WTLPS, Inc.'s and Destec Energy, Inc.'s Subsidiary Guaranties are hereby released and terminated.

      SECTION 3. This Amendment (or the portions thereof) shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

      SECTION 4. THIS AMENDMENT SHALL BE A CONTRACT GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

      SECTION 5. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.

      IN WITNESS WHEREOF, the Borrower, the Lenders, the Issuers, the Agent and the Co-Agents have executed this Agreement as of the date first above written.


                                 NGC CORPORATION


                                 By:
                                    ----------------------------
                                 Print Name:
                                 Title:

                                 THE FIRST NATIONAL BANK OF CHICAGO,
                                 individually and as agent


                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:

                                 THE CHASE MANHATTAN BANK
                                 individually and as co-agent


                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:

                                 NATIONSBANK OF TEXAS, N.A.
                                 individually and as co-agent


                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:

                                 ABN AMRO BANK, N.V.



                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:


                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:

                                 BANKBOSTON, N.A.


                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:

                                 BANK OF MONTREAL


                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:

                                 THE BANK OF NEW YORK


                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:

                                 THE BANK OF NOVA SCOTIA


                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:

                                 BANK OF SCOTLAND


                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:

                                 THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                 HOUSTON AGENCY


                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:

                                 CHRISTIANIA BANK, NEW YORK BRANCH


                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:


                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:

                                 CIBC INC.


                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:

                                 CREDIT AGRICOLE INDOSUEZ


                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:



                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:

                                 CITIBANK, N.A.


                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:

                                 CREDIT LYONNAIS NEW YORK BRANCH


                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:

                                 THE FUJI BANK, LIMITED,
                                 HOUSTON AGENCY


                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:

                                 THE INDUSTRIAL BANK OF JAPAN, LTD.


                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:

                                 LTCB TRUST COMPANY



                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:

                                 MELLON BANK, N.A. (WEST)


                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:

                                 ROYAL BANK OF CANADA



                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:

                                 SOCIETE GENERALE, SOUTHWEST AGENCY


                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:

                                 SOUTHWEST BANK OF TEXAS, N.A.


                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:

                                 THE TORONTO-DOMINION BANK


                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:

                                 WESTDEUTSCHE LANDESBANK


                                 By:
                                    --------------------------
                                 Print Name:
                                 Title:



                                 By:
                                    --------------------------
                                 Print Name:
                                 Title: